SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 Current Report


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) August 1, 2003


                              IONICS, INCORPORATED
             (Exact name of registrant as specified in its charter)




     Massachusetts                 1-7211                      04-2068530
(State of incorporation)   (Commission File Number)       (IRS Employer ID No.)

     65 Grove Street               02472                     (617) 926-2500
      Watertown, MA              (Zip Code)            (Registrant's telephone
(Address of principal                                number including area code)
  executive offices)



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Item 7.  Financial Statements and Exhibits
         ---------------------------------

         (c)    Exhibits

                Exhibit Number                       Description
                --------------                       -----------

                     99 Press release dated August 1, 2003 regarding the financial results of Ionics, Incorporated for the second quarter ended June 30, 2003.

Item 12. Results of Operations and Financial Condition
         ---------------------------------------------

On August 1, 2003, Ionics, Incorporated issued a press release reporting financial results for the second quarter and first six months of 2003, ended June 30, 2003. A copy of the press release is attached hereto as Exhibit 99 and is hereby incorporated by reference.





                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

                                               IONICS, INCORPORATED

August 1, 2003                                 By:     /s/Douglas R. Brown
                                                       -------------------
                                               Name:   Douglas R. Brown
                                               Title:  Chief Executive Officer





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                                  EXHIBIT INDEX



Number                      Description                             Page Number
------                      -----------                             -----------

 99     Press Release of Ionics, Incorporated dated August 1, 2003       4






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                                                                      EXHIBIT 99

              IONICS REPORTS SECOND QUARTER AND FIRST HALF RESULTS

WATERTOWN, MA, August 1, 2003... Ionics, Incorporated (NYSE-ION) today reported financial results for the quarter and six months ended June 30, 2003. For the quarter, revenues of $90.9 million were up from $79.5 million for the second quarter of 2002. The net loss for the quarter of $4.9 million compared to net income of $1.2 million for the second quarter of 2002, and the loss per share of $0.28 for the quarter compared to earnings per share of $0.07 for the second quarter of 2002.

Revenues for the first six months of 2003 were $179.1 million, compared to $159.5 million for the first six months of 2002. The net loss for the first six months of 2003 was $4.3 million, or $0.25 per share, compared to net income of $2.7 million, or $0.15 per share, for the first six months of 2002. Ending backlog on June 30, 2003 was $346.0 million, compared to $370.5 million one year earlier.

During the quarter, the Company's Trinidadian affiliate, Desalination Company of Trinidad and Tobago, Ltd. (Desalcott), completed long-term financing of the desalination plant with the bank that provided the construction financing. The proceeds were disbursed in July. Also during the quarter, the Company resolved the outstanding payment matters that were in dispute with Desalcott relating to the construction of the facility. In addition, the Company and Desalcott agreed to a price of $7.7 million for the work required to complete the last phase of the facility, which will result in a 9% capacity increase. The Company recorded a $3.4 million equity loss associated with Desalcott in the quarter, in large part attributable to the expenses associated with the close of the long-term financing.

Results for the quarter and six month period ended June 30, 2003 also included an asset impairment charge of $4.0 million related to the decision to no longer utilize Cloromat sodium hypochlorite production equipment in the Company's consumer chemical operations.

Subsequent to the close of the quarter, Ionics purchased the assets of CoolerSmart LLC, located in New Castle, Delaware. CoolerSmart is a leading point-of-use water cooler rental company with over 10,000 water coolers placed throughout the mid-Atlantic region.

Ionics will broadcast its second quarter and first half financial results conference call via the internet today at 10:30AM, EDT. This conference call will be accessible on the Company's website at www.ionics.com. A recorded replay of the conference call will also be accessible on our website for a two-week period commencing at 5:00PM today. In addition, this press release will also be accessible on our website promptly following its issuance.

                                    - more -


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Ionics is a global  separations  technology  company involved in the manufacture and sale of membranes, equipment and own and operate services for the purification, disinfection, concentration, treatment and analysis of water, wastewater and ultrapure water. Over a period of more than 50 years Ionics has built more desalination plants than any company in the world.

Safe-harbor statement under the Private Securities Litigation Reform Act of 1995: Forward-looking statements in this news release involve risk and uncertainty. The statements contained in this release which are not historical facts are forward-looking statements. These forward-looking statements are based on management's current views and assumptions and are neither promises nor guarantees but are subject to risks, uncertainties and other factors that could cause actual results to differ materially from management's current expectations as described in such forward-looking statements, including overall economic and business conditions; competitive factors, such as acceptance of new products, pricing pressures and competition from competitors larger than the Company; risks of nonpayment of accounts receivable, including those from affiliated companies; risks associated with foreign operations; technological and product development risks; availability of manufacturing capacity; and other factors described in the Company's filings with the Securities and Exchange Commission, including its annual report on Form 10-K for the year ended December 31, 2002. You should not place undue reliance on the forward-looking statements in this press release, and the Company disavows any obligation to update or supplement those statements in the event of any changes in the facts, circumstances, or expectations that underlie those statements.

                                     -more-





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

                               IONICS REPORTS SECOND QUARTER AND FIRST HALF RESULTS

                                        CONSOLIDATED STATEMENTS OF OPERATIONS
                                  (Amounts in thousands, except per share amounts)


                                                             Three months ended            Six months ended
                                                                 June 30,                     June 30,
                                                          --------------------------   --------------------------
                                                             2003          2002           2003          2002
                                                          ------------  ------------   ------------  ------------
                                                                        (as restated)                (as restated)
Revenues:
    Equipment Business Group                                 $ 37,430      $ 35,944       $ 70,114      $ 70,992
    Ultrapure Water Group                                      23,615        25,440         48,864        50,185
    Consumer Water Group                                       10,006         8,726         20,821        19,279
    Instrument Business Group                                   6,879         6,810         14,559        13,354
    Affiliated companies                                       13,006         2,577         24,783         5,692
                                                          ------------  ------------   ------------  ------------
                                                               90,936        79,497        179,141       159,502
                                                          ------------  ------------   ------------  ------------

Costs and expenses:
    Cost of sales of Equipment Business Group                  28,554        26,579         52,017        52,176
    Cost of sales of Ultrapure Water Group                     18,078        18,613         36,866        37,611
    Cost of sales of Consumer Water Group                       6,753         4,874         14,268        11,704
    Cost of sales of Instrument Business Group                  3,010         2,584          6,123         5,337
    Cost of sales to affiliated companies                      11,166         2,279         21,383         5,316
    Research and development                                    1,954         1,594          3,731         3,215
    Selling, general and administrative                        22,827        21,545         45,374        41,400
    Impairment of long-lived assets                             3,981             -          3,981             -
                                                          ------------  ------------   ------------  ------------
                                                               96,323        78,068        183,743       156,759
                                                          ------------  ------------   ------------  ------------

(Loss) income from operations                                  (5,387)        1,429         (4,602)        2,743

Interest income, net                                              491           492          1,055           925

Equity (loss) income                                           (2,742)          782         (2,843)        1,674
                                                          ------------  ------------   ------------  ------------

(Loss) income before income taxes and
    minority interest expense                                  (7,638)        2,703         (6,390)        5,342

Income tax (benefit) expense                                   (2,902)        1,297         (2,428)        2,173
                                                          ------------  ------------   ------------  ------------

(Loss) income before minority interest expense                 (4,736)        1,406         (3,962)        3,169

Minority interest expense                                         188           161            386           425
                                                          ------------  ------------   ------------  ------------

Net (loss) income                                            $ (4,924)      $ 1,245       $ (4,348)      $ 2,744
                                                          ============  ============   ============  ============

Basic (loss) earnings per share                               $ (0.28)       $ 0.07        $ (0.25)       $ 0.16
                                                          ============  ============   ============  ============

Diluted (loss) earnings per share                             $ (0.28)       $ 0.07        $ (0.25)       $ 0.15
                                                          ============  ============   ============  ============

Shares used in basic (loss) earnings per share calculations    17,564        17,547         17,559        17,528
                                                          ============  ============   ============  ============

Shares used in diluted (loss) earnings per share calculations  17,564        17,707         17,559        17,742
                                                          ============  ============   ============  ============

    Backlog                                                                              $ 346,048     $ 370,524
                                                                                       ============  ============


                                                          -more-
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


                                    CONDENSED CONSOLIDATED BALANCE SHEETS
                                            (Amounts in thousands)


                                                                       June 30,          December 31,
                                                                         2003               2002
                                                                    ---------------    ---------------

Current assets:
     Cash and cash equivalents                                           $ 126,979          $ 136,044
     Restricted cash                                                             -              4,250
     Short-term investments                                                  1,033                958
     Notes receivable, current                                               7,092              6,662
     Accounts receivable, net                                               83,907             94,841
     Receivables from affiliated companies                                  47,491             23,642
     Inventories                                                            34,665             34,847
     Other current assets                                                   25,331             27,496
                                                                    ---------------    ---------------
        Total current assets                                               326,498            328,740

Receivables from affiliated companies, long-term                            17,935             11,740
Notes receivable, long-term, net                                            25,123             24,718
Investments in affiliated companies                                         19,078             22,618
Property, plant and equipment, net                                         179,537            179,914
Other assets                                                                40,742             40,283
                                                                    ---------------    ---------------
        Total assets                                                     $ 608,913          $ 608,013
                                                                    ===============    ===============

Current liabilities:
     Notes payable and current portion of long-term debt                   $ 5,075            $ 4,134
     Accounts payable                                                       28,619             36,039
     Deferred revenue and advances from affiliated companies                11,816              4,308
     Other current liabilities                                              63,060             69,687
                                                                    ---------------    ---------------
        Total current liabilities                                          108,570            114,168

Long-term debt and notes payable                                             9,421              9,670
Deferred income taxes                                                       36,376             35,337
Deferred revenue from affiliated companies, long-term                        3,916              4,662
Other liabilities                                                            7,950              6,023
Stockholders' equity                                                       442,680            438,153
                                                                    ---------------    ---------------
        Total liabilities and stockholders' equity                       $ 608,913          $ 608,013
                                                                    ===============    ===============


                                                 # # # #

For more information, contact:

Francine S. Bernitz, Vice President                      Theodore G. Papastavros
Marketing and Corporate Communications                   Executive Vice President and Treasurer
Ionics, Incorporated                                     Ionics, Incorporated
Tel: (617) 926-2510 ext. 312                             Tel: (617) 926-2510 ext. 221
fbernitz@ionics.com                                      tpapastavros@ionics.com

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